J.P. MORGAN INCOME FUNDS

JPMorgan Emerging Markets Debt Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated March 16, 2018

to the Summary Prospectuses, Prospectuses and

Statement of Additional Information dated July 1, 2017, as supplemented

Effective March 26, 2018, the JPMorgan Emerging Markets Debt Fund (the “Fund”) will operate as a diversified investment company and all references to the Fund being a “non-diversified” fund in the Fund’s Summary Prospectuses and Prospectuses are deleted, including:

•	The last sentence under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of each Summary Prospectus and Prospectus; and

•

“Non-Diversified Fund Risk” under: (i) the “Risk/Return Summary — The Fund’s Main Investment Risks” section of each Summary Prospectus and Prospectus; and (ii) the “More About the Funds — Main Risks — Emerging Markets Debt Fund” section of each Prospectus.

Also effective March 26, 2018, the “Diversification” section of the Fund’s Statement of Additional Information is deleted in its entirety and replaced by the following:

DIVERSIFICATION

JPMT I and JPMT II are registered management investment companies and all of the Funds are diversified series of JPMT I and JPMT II. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

In addition, effective March 26, 2018, the following fundamental investment policy is added as new Policy (1)(a) under “Fundamental Investment Policies” in the “Investment Policies of Funds that are Series of JPMT I” section:

(1)(a) The Emerging Markets Debt Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT

OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-EMD-318